UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2013

Date of reporting period: November 15, 2013

Kavilco Incorporated Newsletter

November 15, 2013

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2.

Dividend Declaration

I am pleased to announce that on November 1, 2013, the Board of Directors declared a cash dividend of $95.00 per share(of which $33,448 is long-term capital gains.) Your dividend shows a $20.00 increase per share over the 2012 amount of $75.00. This increased dividend is the direct result of the stock strategy set by your Board of Directors in January of this year.

This dividend was paid to shareholders of record as of November 4, 2013. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 15, 2012.

As of 2013, Kavilco has made $49,270,938 in dividend payments. We have distributed more than the entire net worth of Kavilco, which now has total assets of $40,530,527. In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. Kavilco Incorporated has saved $13,317,600 in corporate taxes. These tax savings are passed on to the shareholder. Since 1990, a person who owns 100 shares is $110,980 richer because Kavilco is an investment company that is exempt from federal income tax.

Highlights of the Annual Meeting

Kavilco’s 40th Annual Meeting was represented by 58% of our shareholders, either in person or by proxy.

After welcoming remarks and the announcement of the dividend, the President acknowledged the passing of Valborg Braz, an original Kavilco shareholder. Paige Jones was also acknowledged, although not a Kavilco shareholder, she was a strong supporter of Kavilco, KHHF, a dear friend and wife of Board Vice President, Louis Jones.

Louis Thompson let shareholders know that the reason he has lost eighty pounds is due to the cancer he has been fighting, and said “there everyone knows now”; he thanked the Kavilco Board and staff for all their support.

It was noted that with the OVK partnership there has been a lot of work on the bunk house and totem park trail. Also, it was noted that timber thinning work was funded by a grant so that there is no cost to shareholders.

It was stated that the Kavilco Incorporated portfolio has grown to more than forty million dollars.

During the question and answer period for shareholders, shareholder Sandra Bauer commented that Board member insurance appears to be very expensive. Shareholder Julie Coburn asked about the White Kavilco building in Kasaan and mentioned that it was looking quite sad. The Board agreed that an assessment would be made to determine if it is salvageable or more cost effective to repair and paint. Juanita Fisher asked who had a key to the white building and asked if someone in Kasaan should have a key in case of emergency. The Board responded that the President had a key to the white building and that there was concern with the security of private shareholder documents and equipment in the building if keys were given out to others. The Board agreed that a better plan was needed and that it would be discussed after the building assessment is done.

Shareholder Juanita Fisher also asked who replaces a Board member vacancy and the Board replied that in the past the Board has sent out a letter asking for interested shareholders to submit a letter and resume. The Board then selects from the candidates that respond.

Shareholder Juanita Fisher also asked why the Kavilco Board meetings could not take place in the Seattle office. It was noted that there was not enough room in the office boardroom and that it is used when Kavilco is being audited, where documents lay out and cannot be moved, it is sometimes crowded with four people in the Board room during these audits, it does not fit eleven people.

Thank you for participating in your annual shareholders meeting, please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office at 800-786-9574 if you have any questions throughout the year.

Sincerely,

/s/ Louis A. Thompson, President/CEO

Shareholders Annual Auction and Raffle

Due to generous donors and bidders at the Kavilco sponsored annual dinner, KHHF raised over $5300 at the raffle/auction.

Louis Jones Sr. made two special donations: $1000 in memory/honor of Paige Jones and $100 in honor/memory of Valborg Braz.

The 2013 winner of the KHHF Paige Jones Memorial Scholarship was announced. Erica Johnson, daughter Kristine and Michael Mooney, granddaughter of Frederick Olsen Sr. and Joann was awarded $1000 to help fund her education. She is pursuing an MBA at Concordia College in Portland Oregon, holds a 3.8 GPA while raising two sons

Cape Fox Lodge generously donated a free night and $50 gift certificate as one of the prizes. Norman Jackson donated two artist signed prints: "Love Birds" and "In the Hands of Raven" and a carved silver "Love Birds" pendant. Sam Thomas donated a inter-island ferry pass. Others donated many treasured items, including art, jewelry, traditional foods, kitchen ware, gourmet chocolates, cookies, wild berry jams, jellies, and other handmade specialty items.

Many, many people made the event a huge success including the following volunteers who are not Kavilco board members:

Hailee Miller, Sydney Locklear, John Lawrence, Dianne Jones, Mary Jones, Linda Koons Auger, Marcia Coburn, Dorothy Smith, and Juanita Fisher Smith.

A special thank you to Crystal and Henry Jones. They traveled from their home in Washington state to continue Paige Jones's tradition of exceptional service.

Henry was auctioneer and Crystal was an all-around helper extraordinaire.

Ha'waa to all!

Proxy Prizes Awarded

$350 Early Bird - Melinda J. White

$350 Early Bird - Charles A. White

$200 All Proxies - Richard S. Cook

$200 All Proxies - Gregory D. Gordon

$100 Attendees - Robert R. Young Jr.

$100 Attendees - Melinda J. White

$100 Attendees - John E. Lawrence

$100 Attendees - Diane Demmert

CFO’s Report

The US economy is still recovering at an anemic pace, consumer confidence is trending lower, and the unemployed continue to drag down the economy. Because of government regulations, the private sector is not hiring full time employees.

The primary support for stock and bond markets has been the monthly purchase of eighty five billion dollars worth of treasury bonds and mortgages by the Federal Reserve. In June of this year, the Federal Reserve stated that they may start to taper off the purchases and this change in strategy had a major negative impact on the financial markets. In particular, Kavilco's portfolio was affected, as it is interest sensitive, but this did not result in lower dividends.

The shutdown of some government services in October also had a negative impact on the value of the portfolio. The Board of Directors is acutely aware of how economic and political events can impact the portfolio.

Three of Kavilco’s investments in Master Limited Partnerships had off-balance sheet hedges that resulted in lightning fast, and major, unrealized losses. Based on my research, all three of these partnerships were considered ideal investments for conservative investors. These partnerships are still considered strong entities and operating income will eventually offset the losses this year which should result in an uptick in the equity prices.

Average yield on stocks is 6.03%. Average yields on bonds is 5.03%. The current yield on the money market funds is .04%.

THE WHITE HOUSE OFFICE OF THE PRESS SECRETARY
For Immediate Release October 31, 2013
NATIONAL NATIVE AMERICAN HERITAGE MONTH, 2013
By the PRESIDENT OF THE UNITED STATES OF AMERICA
A PROCLAMATION

From Alaskan mountain peaks to the Argentinian pampas to the rocky shores of Newfoundland, Native Americans were the first to carve out cities, domesticate crops, and establish great civilizations. When the Framers gathered to write the United States Constitution, they drew inspiration from the Iroquois Confederacy, and in the centuries since, American Indians and Alaska Natives from hundreds of tribes have shaped our national life. During Native American Heritage Month, we honor their vibrant cultures and strengthen the government-to-government relationship between the United States and each tribal nation.

As we observe this month, we must not ignore the painful history Native Americans have endured -- a history of violence, marginalization, broken promises, and upended justice. There was a time when native languages and religions were banned as part of a forced assimilation policy that attacked the political, social, and cultural identities of Native Americans in the United States. Through generations of struggle, American Indians and Alaska Natives held fast to their traditions, and eventually the United States Government repudiated its destructive policies and began to turn the page on a troubled past.

My Administration remains committed to self-determination, the right of tribal governments to build and strengthen their own communities. Each year I host the White House Tribal Nations Conference, and our work together has translated into action. We have resolved longstanding legal disputes, prioritized placing land into trust on behalf of tribes, stepped up support for Tribal Colleges and Universities, made tribal health care more accessible, and streamlined leasing regulations to put more power in tribal hands. Earlier this year, an amendment to the Stafford Act gave tribes the option to directly request Federal emergency assistance when natural disasters strike their homelands. In March, I signed the Violence Against Women Reauthorization Act, which recognizes tribal courts' power to convict and sentence certain perpetrators of domestic violence, regardless of whether they are Indian or non-Indian. And this June, I moved to strengthen our nation-to-nation relationships by establishing the White House Tribal Council on Native American Affairs. The Council is responsible for promoting and sustaining prosperous and resilient Native American communities.

As we observe Native American Heritage Month, we must build on this work. Let us shape a future worthy of a bright new generation, and together, let us ensure this country's promise is fully realized for every Native American.

NOW, THEREFORE, I, BARACK OBAMA, President of the United States of America, by virtue of the authority vested in me by the Constitution and the laws of the United States, do hereby proclaim November 2013 as National Native American Heritage Month. I call upon all Americans to commemorate this month with appropriate programs and activities, and to celebrate November 29, 2013, as Native American Heritage Day.

IN WITNESS WHEREOF, I have hereunto set my hand this thirty-first day of October, in the year of our Lord two thousand thirteen, and of the Independence of the United States of America the two hundred and thirty-eighth.

BARACK OBAMA